MAY 1, 2017

Summary Prospectus

RMB INVESTORS TRUST	RMB Mendon Financial Long/Short Fund RMBFX (Class A) RMBCX (Class C) RMBIX (Class I)
Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, online at www.rmbfunds.com/literature-and-forms/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an e-mail request to rmbfunds@rmbcap.com.

As with all mutual funds,
the U.S. Securities and
Exchange Commission
has not approved or
disapproved these shares
or determined if this
prospectus is truthful or
complete. Any
representation to the
contrary is a
criminal offense.

RMB Mendon Financial Long/Short Fund

INVESTMENT OBJECTIVE:  The RMB Mendon Financial Long/Short Fund (the “Fund”) seeks capital appreciation.

There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 30 of this prospectus and the “Purchase and Redemption of Shares” section of the Fund’s Statement of Additional Information.

Fee Table

	Class A	Class C	Class I
Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Redemption fee (as a % of redemption proceeds)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.90%	0.90%	0.90%
Distribution and Shareholder Service (12b-1) fees	0.30%	1.00%	N/A
Other expenses
Short sale dividend and interest expenses[2]	0.43%	0.43%	0.43%
Remainder other expenses	0.48%	0.48%	0.49%
Total other expenses	0.91%	0.91%	0.92%
Total Annual Fund Operating Expenses	2.11%	2.81%	1.82%
Extraordinary Expense[3]	0.01%	0.01%	0.00%
Expense Recoupment	0.06%	0.06%	0.00%
Total Annual Fund Operating Expenses after Extraordinary Expense	2.18%	2.88%	1.82%
[1]	The Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The basic annual fee may adjust up or down according to the Fund’s performance relative to its benchmark, the KBW Bank Index. For more information, see the section entitled “The Investment Adviser.”
[2]	Short sale dividend and interest expenses result from the use of prime brokerage to execute short sales and are treated as a Fund expense although no cash is received or paid by the Fund. These expenses will vary from the amount shown based on the Funds’ use of short sales.
[3]	Extraordinary Expenses incurred in connection with the non-renewal of the former adviser’s investment advisory agreement.

Example

These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$710	$1,134	$1,583	$2,825
Class C	$391	$878	$1,490	$3,143
Class I	$185	$573	$985	$2,137

2    RMB Mendon Financial Long/Short Fund | Summary Prospectus

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$710	$1,134	$1,583	$2,825
Class C	$291	$878	$1,490	$3,143
Class I	$185	$573	$985	$2,137

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy. The Fund will take long and short positions in companies in the financial services sector of any size. The portion invested in small, medium or large companies is expected to vary over time. The Fund is not designed to be market neutral. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds.

For purposes of selecting investments, the Fund defines the financial services sector broadly. It includes (but is not limited to) the following:

•	Banks
•	Insurance companies
•	Consumer and commercial finance companies
•	Securities brokerage firms and electronic trading networks
•	Investment management and advisory firms
•	Financial conglomerates
•	Financial Technology companies
•	Real Estate Investment Trusts

The portfolio manager constructs the Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

The Fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Selling short may serve to hedge the Fund’s long portfolio in periods of market decline and to use negative information about companies gained from the sub-adviser’s research to the Fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

RMB Mendon Financial Long/Short Fund | Summary Prospectus    3

The Fund may sell securities or close a short position for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.

The Fund may also use futures and options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements or as an alternative to selling a security short. The Fund expects that its primary investments in derivatives will be in written covered call options and long put options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long put option purchases allow the option holder to sell or “put” the underlying security at the contract strike price at a future date. If the price of the underlying security declines in value, the value of the long put option increases. Options are wasting assets and expire, and as a result can expose the Fund to significant loss.

The Fund’s use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivatives instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value per share to be volatile.

Under normal conditions, the Fund intends to remain fully invested with only minimal investments in cash, or short-term debt instruments or money market funds. In unusual circumstances, the Fund may invest extensively in cash or short-term investment-grade debt securities and/or invest in other investment companies, including money market funds and exchange-traded funds. In such circumstances, the Fund would be assuming a temporary defensive position and would not be pursuing its primary investment objective.

PRINCIPAL RISKS

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized as follows:

•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk — The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or securities selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.
•	Derivative Instruments Risk — Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available.

4    RMB Mendon Financial Long/Short Fund | Summary Prospectus

•	Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. A put option obligates the writer (or seller) of the option to buy a specified asset from the holder of the option at a specified price when the holder exercises the option prior to expiration. A writer covers an option it has sold by maintaining segregated liquid assets or offsetting transactions, including other options, to cover its obligation under the option it has written. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the reference asset. Writing covered put options may subject the Fund to a decrease in the market price of the reference asset. Purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option.
•	Financial Services Sector Risk — A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in the financial services sector, the Fund may perform poorly during a downturn in the financial services industry. The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, regulatory changes and price competition. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the federal funds rate increases recently initiated by the Federal Reserve.
•	Micro Capitalization Companies Risk — Micro cap stocks have a market capitalization of less than $300 million. Micro cap companies may be less financially secure than large, mid or small capitalization companies. Micro cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro cap stock prices also may be more volatile than large, mid or small cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.
•	Small- and Mid-Capitalization Companies Risk — Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some of the Fund’s small cap holdings may be considered or become illiquid. Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.
•	Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•	Non-Diversification Risk — Matters affecting the stock price of a single company in which the Fund invests may have a greater impact on the Fund’s share price than in a diversified Fund. Such non-diversification will increase the volatility of the value of the Fund’s portfolio investments.
•	Short Sale Risk — Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for loss to the Fund and its shareholders. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited.
•	Portfolio Turnover Risk — The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. The Fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.

RMB Mendon Financial Long/Short Fund | Summary Prospectus    5

PAST PERFORMANCE

The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the Fund’s Class A shares for each of the last ten calendar years. The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the Fund’s average annual total returns for 1-, 5- and 10-year periods compared to the KBW Bank Index, which represents a broad measure of market performance, and the Morningstar Long/Short Category average, which represents the performance of the Fund’s peer group. The funds included in the Morningstar Long/Short Category are determined by Morningstar, Inc. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect the deduction of the Fund’s maximum sales charges or its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

Best Quarter:  20.67% in the 2nd Quarter of 2009
Worst Quarter:  (20.09)% in the 3rd Quarter of 2011

Average Annual Total Returns

(For the following periods ended 12/31/2016)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	3.64%	15.67%	8.04%
Total Return After Taxes on Distributions	3.53%	14.93%	6.83%
Total Return After Taxes on Distributions and Sale of Fund Shares	2.16%	12.43%	6.00%
CLASS C SHARES
Total Return Before Taxes	7.32%	16.03%	7.82%
CLASS I SHARES
Total Return Before Taxes[1]	9.41%	15.67%	8.04%
The KBW Bank Index (reflects no deduction of fees, expenses or taxes)	28.51%	20.93%	(0.13)%
Morningstar Long/Short Category (reflects no deduction of fees, expenses or taxes)	3.81%	3.28%	3.28%
[1]	Class I shares commenced investment operations on August 19, 2015. Performance shown prior to August 19, 2015 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.

6    RMB Mendon Financial Long/Short Fund | Summary Prospectus

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

ADVISER

The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Sub-adviser

Mendon Capital Advisors Corp. (“Mendon”) is the Fund’s sub-adviser.

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the Fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA, and minor custodial account	$100	$100,000	$50	$25,000

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” in this prospectus.

TAX INFORMATION

The Fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

RMB Mendon Financial Long/Short Fund | Summary Prospectus    7

Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year, detailed performance data, a complete inventory of the Funds’ securities and a report from the Funds’ independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

How to contact us

You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:

phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994

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